                                                                   EXHIBIT 10.43

                           [LETTERHEAD OF BANK EXIM]

                              CONFIRMATION LETTER


DATE       :OCTOBER 21, 1998
NUMBER     :****/**0/*/**
REF        :BANK GUARANTEE

DEAR SIR,

WE, PT. BANK EKSPOR IMPOR INDONESIA (PERSERO) JAKARTA PLAZA EXIM BRANCH JL. GATOT SUBROTO KAV. 36-38, JAKARTA INDONESIA. DO HEREBY CONFIRM THAT OUR LETTER ISSUED THE INSTRUMENT AS FOLLOWS:

TYPE                  :BANK GUARANTEE
NUMBER                :**6/****-**/*/**
AMOUNT                :US$ 25,000,000.00 (US DOLLARS TWENTY FIVE MILLION)
ISSUED DATE           :OCTOBER 21, 1998
MATURITY DATE         :OCTOBER 21, 2000

TYPE                  :BANK GUARANTEE
NUMBER                :**7/****-**/*/**
AMOUNT                :US$ 25,000,000.00 (US DOLLARS TWENTY FIVE MILLION)
ISSUED DATE           :OCTOBER 21, 1998
MATURITY DATE         :OCTOBER 21, 2000

BANK ADDRESS          :JL. GATOT SUBROTO KAV. 36-38 JAKARTA-INDONESIA
TELEPHONE NO.         :****
FACSIMILE             :****
TELEX NO.             :****

THIS LETTER HAS BEEN REGISTERED IN OUR OFFICE JAKARTA AND ANY CLARIFICATION OR VALIDATION OF THIS LETTER HAS TO BE ADDRESSED TO THE UNDERSIGNED AND OUR OFFICE. JAKARTA PLAZA EXIM BRANCH, JAKARTA INDONESIA.

BEST REGARDS,
PT. BANK EKSPOR IMPOR INDONESIA (PERSERO)
    JAKARTA PLAZA EXIM BRANCH

          [SEAL]

     /s/ ****
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          B.43.B


ENDORSEMENT BANK INDONESIA
           [SEAL]


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